COLLABORATIVE ARRANGEMENTS	6 Months Ended
Jun. 30, 2012
Organization, Consolidation and Presentation Of Financial Statements [Abstract]
Collaborative Arrangement Disclosure [Text Block]

4.      COLLABORATIVE ARRANGEMENTS

In December 2001, the Company entered into a license and supply agreement with Sigma-Tau Pharmaceuticals, Inc. (as assignee of Sigma-Tau Industrie Farmaceutiche Riunite S.p.A., hereinafter referred to as “Sigma-Tau”). Under the agreement, Sigma-Tau obtained exclusive rights to distribute, market and sell defibrotide to treat VOD in the United States. This license expires 8 years after the Company’s launch of the product. In 2005, the Company expanded Sigma-Tau’s current license territory to the Americas. In January 2010, the Company amended its existing license and supply agreement to encompass a license to Sigma-Tau for the intravenous formulation of defibrotide for the prevention of VOD in the Americas and to transfer the NDA post-approval in the United States. Pursuant to the amended terms, Gentium received an initial payment of $7,000 and will receive an additional payment of $6,000 following approval from the FDA to market defibrotide in the U.S. and a further $2,000 following the transfer of the approved NDA to Sigma-Tau.

The agreement also envisages that the Company will produce and supply defibrotide to Sigma-Tau for marketing and distribution in the United States if and when the drug is approved by the FDA. Gentium will receive a 7% royalty on net sales and a supply margin equal to the greater of 31% of net sales of defibrotide or €.050 per unit in the Americas. Gentium will reimburse $1,000 of the costs reimbursed by Sigma-Tau from its future royalty payments due to Gentium under the License and Supply Agreement.

If the Company unilaterally discontinues the development of defibrotide to treat VOD (after written notice to Sigma-Tau) and, within 36 months of the discontinuation, resumes the development of defibrotide, substantially availing itself of the stages previously completed, either independently or with a third party, then the Company will be required to promptly reimburse Sigma-Tau for the amounts received. The Company has no intention of discontinuing the development of the product.

If, during the drug development stage the Company realizes that the activities required to bring the product to completion will necessitate a material increase in expenditures, the parties will discuss the increased costs and possible revisions to the terms of the agreement; if the parties are unable to mutually agree on such revisions, either party can terminate the agreement. If the Company or Sigma-Tau terminates the agreement for that reason and the Company then resumes development within 36 months of the termination, substantially availing itself of the stages previously completed, either independently or with a third party, the Company will be required to promptly reimburse Sigma-Tau for the amounts received.

On October 12, 2007, the Company and Sigma-Tau entered into a cost sharing agreement to address the need for additional funding in accordance with the original license and supply agreement. Under this agreement, Sigma-Tau will reimburse the Company for 50% of certain costs incurred in connection with the Company’s ongoing Phase III clinical trial of defibrotide to treat severe VOD. We recognize the reimbursement of research and development expenses as revenue when we incur the costs subject to reimbursement.

The following table outlines the nature and amount of other revenue recognized under the cost sharing and license agreements in the accompanying consolidated financial statements.

	Three months ended June 30,		Six months ended June 30,
	2011	2012	2011	2012
Research and development cost reimbursement	€149	€443	€252	€443
Upfront payments recognized ratably	852	-	1,704	-
Total	€1,001	€443	€1,956	€443